UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2009

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Riverbed Technology, Inc. under Items 2.01, 8.01 and 9.01 on April 30, 2009. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Mazu Networks Inc. as of December 31, 2007 and 2006 and for the years then ended are filed as Exhibit 99.1 hereto and incorporated herein by this reference.

The unaudited condensed financial statements of Mazu Networks, Inc. as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007 are filed as Exhibit 99.2 hereto and incorporated herein by this reference

(b) Pro Forma Financial Information.

The required pro forma financial information with respect to the Merger is filed as Exhibit 99.3 hereto and incorporated herein by this reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditor

99.1	Audited financial statements of Mazu Networks, Inc. as of December 31, 2007 and 2006 and for the years then ended

99.2	Unaudited condensed financial statements of Mazu Networks, Inc. as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.3	Unaudited pro forma condensed combined consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: April 30, 2009	By:	/s/ Randy Gottfried
Randy Gottfried
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Audited financial statements of Mazu Networks, Inc. as of December 31, 2007 and 2006 and for the years then ended

99.2	Unaudited condensed financial statements of Mazu Networks, Inc. as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.3	Unaudited pro forma condensed combined consolidated financial statements

4